                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-1512

                         Oppenheimer Capital Income Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 11/30/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                                SHARES            VALUE
                                                            --------------   ---------------
COMMON STOCKS--28.5%
CONSUMER DISCRETIONARY--3.0%
HOTELS, RESTAURANTS & LEISURE--0.8%
Brinker International, Inc.                                        385,000   $     5,313,000
Burger King Holdings, Inc.                                         460,000         7,820,000
                                                                             ---------------
                                                                                  13,133,000
MEDIA--2.2%
Cablevision Systems Corp. New York Group, Cl. A                    295,000         7,380,900
Cinemark Holdings, Inc.                                          1,250,000        15,812,491
Comcast Corp., Cl. A Special, Non-Vtg.                             632,100         8,729,301
Time Warner Cable, Inc.                                            150,000         6,283,500
                                                                             ---------------
                                                                                  38,206,192
MULTILINE RETAIL--0.0%
Dollar General Corp.(1)                                             33,550           771,650
CONSUMER STAPLES--3.8%
BEVERAGES--0.8%
Molson Coors Brewing Co., Cl. B, Non-Vtg.                          293,000        13,246,530
FOOD & STAPLES RETAILING--1.5%
Kroger Co. (The)                                                   565,000        12,848,100
Walgreen Co.                                                       350,000        13,611,500
                                                                             ---------------
                                                                                  26,459,600
FOOD PRODUCTS--0.2%
B&G Foods, Inc., Cl. A                                             502,500         4,301,400
TOBACCO--1.3%
Philip Morris International, Inc.                                  473,000        22,746,570
ENERGY--2.7%
OIL, GAS & CONSUMABLE FUELS--2.7%
BP plc, ADR                                                        375,000        21,442,500
Chevron Corp.                                                      203,900        15,912,356
Enbridge Energy Management LLC(1)                                        1                 5
Kinder Morgan Management LLC(1)                                          1                18
Marathon Oil Corp.                                                 316,750        10,332,385
                                                                             ---------------
                                                                                  47,687,264
FINANCIALS--4.5%
CAPITAL MARKETS--0.8%
Bond Street Holdings LLC, Cl. A(1,2)                               375,000         7,500,000
Goldman Sachs Group, Inc. (The)                                     41,000         6,956,060
                                                                             ---------------
                                                                                  14,456,060
DIVERSIFIED FINANCIAL SERVICES--0.8%
JPMorgan Chase & Co.(3)                                            339,450        14,423,231
INSURANCE--2.5%
Everest Re Group Ltd.                                              306,350        26,073,449
MetLife, Inc.                                                      242,500         8,291,075
Transatlantic Holdings, Inc.                                       156,000         8,430,240
                                                                             ---------------
                                                                                  42,794,764
REAL ESTATE INVESTMENT TRUSTS--0.4%
Apollo Commercial Real Estate Finance, Inc.(1)                     150,000         2,592,000


                       1 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                                SHARES            VALUE
                                                            --------------   ---------------
COMMON STOCKS CONTINUED
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Starwood Property Trust, Inc.                                      249,900   $     4,848,060
                                                                             ---------------
                                                                                   7,440,060
HEALTH CARE--2.9%
HEALTH CARE PROVIDERS & SERVICES--0.2%
Aetna, Inc.                                                        149,000         4,337,390
PHARMACEUTICALS--2.7%
Biovail Corp.                                                      363,000         5,238,090
Merck & Co., Inc.                                                  621,604        22,508,281
Pfizer, Inc.                                                     1,073,500        19,505,495
                                                                             ---------------
                                                                                  47,251,866
INDUSTRIALS--3.1%
AEROSPACE & DEFENSE--1.0%
Lockheed Martin Corp.                                              234,500        18,110,435
ELECTRICAL EQUIPMENT--0.5%
General Cable Corp.(1)                                             321,000         9,424,560
INDUSTRIAL CONGLOMERATES--1.1%
Tyco International Ltd.                                            509,500        18,275,765
MACHINERY--0.5%
Navistar International Corp.(1)                                    245,000         8,087,450
SystemOne Technologies, Inc.(1,2)                                  197,142             1,183
                                                                             ---------------
                                                                                   8,088,633
INFORMATION TECHNOLOGY--3.5%
COMMUNICATIONS EQUIPMENT--1.1%
QUALCOMM, Inc.                                                     315,000        14,175,000
Research in Motion Ltd.(1)                                          92,000         5,325,880
                                                                             ---------------
                                                                                  19,500,880
COMPUTERS & PERIPHERALS--0.3%
International Business Machines Corp.                               42,000         5,306,700
IT SERVICES--0.8%
Accenture plc, Cl. A                                               361,500        14,835,960
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Intel Corp.                                                        265,000         5,088,000
Teradyne, Inc.(1)                                                  755,000         6,689,300
                                                                             ---------------
                                                                                  11,777,300
SOFTWARE--0.6%
Microsoft Corp.                                                    155,000         4,558,550
Oracle Corp.                                                       227,000         5,012,160
                                                                             ---------------
                                                                                   9,570,710
MATERIALS--1.8%
CHEMICALS--1.8%
Celanese Corp., Series A                                           520,000        15,475,200
Lubrizol Corp. (The)                                                66,775         4,842,523
Potash Corp. of Saskatchewan, Inc.                                  95,000        10,679,900
                                                                             ---------------
                                                                                  30,997,623


                       2 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                                SHARES            VALUE
                                                            --------------   ---------------
COMMON STOCKS CONTINUED
TELECOMMUNICATION SERVICES--1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
AT&T, Inc.                                                         822,500   $    22,158,150
Consolidated Communications Holdings, Inc.                         346,250         5,263,000
                                                                             ---------------
                                                                                  27,421,150
UTILITIES--1.7%
ELECTRIC UTILITIES--1.0%
Cleco Corp.                                                        194,500         4,963,640
FirstEnergy Corp.                                                  300,500        12,945,540
                                                                             ---------------
                                                                                  17,909,180
MULTI-UTILITIES--0.7%
CenterPoint Energy, Inc.                                           442,500         5,871,975
CMS Energy Corp.                                                   380,000         5,411,200
                                                                             ---------------
                                                                                  11,283,175
                                                                             ---------------
Total Common Stocks (Cost $441,689,943)                                          499,757,648
PREFERRED STOCKS--2.5%
Affiliated Managers Group, Inc., 5.10% Cv.(4)                      120,000         4,695,000
Bank of America Corp., 7.25% Non-Cum. Cv.                            5,000         4,262,500
Dole Food Co., Inc., 7% Cv., Non-Vtg.(1,2)                         360,000         4,125,600
Freeport-McMoRan Copper & Gold, Inc., 6.75% Cv.,
Non-Vtg.                                                            50,000         5,912,500
H.J. Heinz Finance Co., 8% Cum., Series B(4)                            40         4,160,000
Mylan, Inc., 6.50% Cv., Non-Vtg.                                     6,000         6,673,260
PNC Financial Services Group, Inc., 9.875%, Series F                75,000         2,118,750
SLM Corp., 7.25% Cum. Cv., Series C, Non-Vtg.                        9,000         5,436,000
Wells Fargo & Co., 7.50% Cv., Series L                               7,000         6,244,000
                                                                             ---------------
Total Preferred Stocks (Cost $34,622,612)                                         43,627,610

                                                               PRINCIPAL
                                                                AMOUNT
                                                            --------------
MORTGAGE-BACKED OBLIGATIONS--31.2%
GOVERNMENT AGENCY--27.7%
FHLMC/FNMA/FHLB/SPONSORED--26.0%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series
5G-2012, Cl. 1, 4.97%, 2/24/12                              $    1,783,105         1,885,634
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19                                                   4,892,559         5,222,226
5%, 12/15/34                                                       420,663           442,854
6%, 5/15/18                                                      1,823,227         1,977,651
6.50%, 7/1/28-4/1/34                                               597,936           651,990
7%, 10/1/31                                                        696,683           780,066
8%, 4/1/16                                                         232,592           254,078
9%, 8/1/22-5/1/25                                                   71,720            79,835
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.702%, 3/25/36(5)                        789,064         1,093,570
Series 2034, Cl. Z, 6.50%, 2/15/28                                 388,922           425,019
Series 2043, Cl. ZP, 6.50%, 4/15/28                              1,318,581         1,413,569


                       3 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2053, Cl. Z, 6.50%, 4/15/28                          $      369,660   $       401,930
Series 2279, Cl. PK, 6.50%, 1/15/31                                702,623           769,612
Series 2326, Cl. ZP, 6.50%, 6/15/31                                341,308           370,343
Series 2426, Cl. BG, 6%, 3/15/17                                 2,587,425         2,806,733
Series 2427, Cl. ZM, 6.50%, 3/15/32                              1,429,459         1,551,300
Series 2461, Cl. PZ, 6.50%, 6/15/32                              2,044,392         2,249,400
Series 2500, Cl. FD, 0.739%, 3/15/32(5)                            191,249           190,004
Series 2526, Cl. FE, 0.639%, 6/15/29(5)                            246,089           242,640
Series 2538, Cl. F, 0.839%, 12/15/32(5)                          2,899,638         2,893,569
Series 2551, Cl. FD, 0.639%, 1/15/33(5)                            182,226           181,147
Series 2626, Cl. TB, 5%, 6/1/33                                  2,764,000         2,997,943
Series 2638, Cl. KG, 4%, 11/1/27(6)                              7,000,000         7,222,676
Series 2648, Cl. JE, 3%, 2/1/30                                  4,553,994         4,620,981
Series 2663, Cl. BA, 4%, 8/1/16                                  3,164,332         3,260,407
Series 2686, Cl. CD, 4.50%, 2/1/17                               5,288,692         5,467,187
Series 2907, Cl. GC, 5%, 6/1/27                                  1,445,000         1,507,035
Series 2929, Cl. PC, 5%, 1/1/28                                  1,270,000         1,327,440
Series 3019, Cl. MD, 4.75%, 1/1/31                               3,489,741         3,634,155
Series 3025, Cl. SJ, 23.875%, 8/15/35(5)                           259,529           352,877
Series 3094, Cl. HS, 23.508%, 6/15/34(5)                           514,713           666,456
Series 3157, Cl. MC, 5.50%, 2/1/26                               4,533,587         4,643,721
Series 3279, Cl. PH, 6%, 2/1/27                                  5,525,000         5,718,863
Series 3306, Cl. PA, 5.50%, 10/1/27                              2,973,672         3,078,999
Series R001, Cl. AE, 4.375%, 4/1/15                              2,184,453         2,246,733
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 15.056%, 6/1/26(7)                             343,468            80,696
Series 183, Cl. IO, 11.167%, 4/1/27(7)                             538,120           125,220
Series 184, Cl. IO, 18.828%, 12/1/26(7)                            582,859           136,982
Series 192, Cl. IO, 8.824%, 2/1/28(7)                              170,927            29,154
Series 202, Cl. IO, 0%, 4/1/29(7,8)                              1,523,905           247,715
Series 2130, Cl. SC, 52.754%, 3/15/29(7)                           410,554            70,423
Series 224, Cl. IO, 0.962%, 3/1/33(7)                            1,143,248           208,716
Series 243, Cl. 6, 0%, 12/15/32(7,8)                               679,840           103,360
Series 2527, Cl. SG, 40.848%, 2/15/32(7)                           901,229            41,986
Series 2531, Cl. ST, 53.766%, 2/15/30(7)                         1,165,946            72,040
Series 2796, Cl. SD, 67.485%, 7/15/26(7)                           599,168            93,798
Series 2802, Cl. AS, 99.999%, 4/15/33(7)                           954,329            82,913
Series 2920, Cl. S, 78.941%, 1/15/35(7)                          3,489,466           361,203
Series 3000, Cl. SE, 99.999%, 7/15/25(7)                         3,473,013           368,458
Series 3045, Cl. DI, 41.306%, 10/15/35(7)                       25,453,763         2,957,862
Series 3110, Cl. SL, 99.999%, 2/15/26(7)                           646,063            63,790
Series 3399, Cl. SC, 25.231%, 12/15/37(7)                       22,265,254         2,484,132
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.413%, 6/1/26(9)                                                  163,484           142,547
Federal National Mortgage Assn.:
4.50%, 12/1/24-12/1/39(10)                                      17,800,000        18,397,515


                       4 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
5%, 12/1/24-12/1/39(10)                                     $   66,307,000   $    69,740,200
5.50%, 1/25/33-4/1/39                                            7,893,371         8,410,816
5.50%, 12/1/23-12/1/39(10)                                      67,654,000        71,982,466
6%, 12/18/24-12/1/39(10)                                        82,952,000        89,055,857
6.50%, 5/25/17-11/25/31                                          4,920,847         5,367,455
6.50%, 12/1/38(10)                                              23,397,000        25,276,083
7%, 11/1/17-7/25/35                                              1,281,562         1,380,371
7.50%, 1/1/33-3/25/33                                            7,648,996         8,711,015
8.50%, 7/1/32                                                       32,225            36,143
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                             1,024,819         1,136,448
Trust 1998-61, Cl. PL, 6%, 11/25/28                                613,577           670,982
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                             879,594           961,436
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                           1,487,494         1,614,483
Trust 2003-130, Cl. CS, 13.628%, 12/25/33(5)                       680,166           745,506
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                            1,903,000         2,072,333
Trust 2003-28, Cl. KG, 5.50%, 4/25/23(11)                        3,553,000         3,818,107
Trust 2004-101, Cl. BG, 5%, 1/25/20                              3,658,000         3,926,271
Trust 2004-81, Cl. KC, 4.50%, 4/1/17(11)                         2,090,548         2,162,491
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                          1,898,000         2,034,735
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                          7,504,312         8,134,869
Trust 2005-12, Cl. JC, 5%, 6/1/28                                3,340,000         3,494,084
Trust 2005-14, Cl. PC, 5%, 3/1/29                                2,154,776         2,259,567
Trust 2005-22, Cl. EC, 5%, 10/1/28                               1,210,000         1,268,073
Trust 2005-30, Cl. CU, 5%, 4/1/29                                1,257,047         1,318,480
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                            1,430,000         1,527,775
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                               698,153           707,408
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                            4,776,483         5,081,269
Trust 2006-46, Cl. SW, 23.334%, 6/25/36(5)                         633,871           841,495
Trust 2006-50, Cl. KS, 23.335%, 6/25/36(5)                       1,806,131         2,331,163
Trust 2006-50, Cl. SK, 23.335%, 6/25/36(5)                         166,228           212,859
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                            1,171,570         1,208,077
Trust 2009-37, Cl. HA, 4%, 4/1/19                                6,029,430         6,306,776
Trust 2009-70, Cl. PA, 5%, 8/1/35                                6,293,774         6,712,159
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 72.077%, 3/17/31(7)                         461,554            90,154
Trust 2001-65, Cl. S, 48.711%, 11/25/31(7)                       1,561,545           214,825
Trust 2001-81, Cl. S, 36.611%, 1/25/32(7)                          363,598            55,437
Trust 2002-47, Cl. NS, 34.753%, 4/25/32(7)                         729,467            99,407
Trust 2002-51, Cl. S, 35.107%, 8/25/32(7)                          669,750            91,859
Trust 2002-52, Cl. SD, 41.72%, 9/25/32(7)                          787,332           102,081
Trust 2002-60, Cl. SM, 50.823%, 8/25/32(7)                       1,374,375           114,589
Trust 2002-7, Cl. SK, 51.715%, 1/25/32(7)                          431,567            59,044
Trust 2002-75, Cl. SA, 51.717%, 11/25/32(7)                      1,904,547           227,147
Trust 2002-77, Cl. BS, 42.167%, 12/18/32(7)                        824,763            97,009
Trust 2002-77, Cl. JS, 40.891%, 12/18/32(7)                      1,395,728           175,737


                       5 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2002-77, Cl. SA, 41.967%, 12/18/32(7)                 $    1,306,784   $       153,981
Trust 2002-77, Cl. SH, 44.237%, 12/18/32(7)                        477,829            80,788
Trust 2002-89, Cl. S, 78.097%, 1/25/33(7)                        2,002,583           275,300
Trust 2002-9, Cl. MS, 35.464%, 3/25/32(7)                          455,365            65,273
Trust 2002-90, Cl. SN, 52.976%, 8/25/32(7)                         707,717            61,511
Trust 2002-90, Cl. SY, 53.907%, 9/25/32(7)                         297,370            24,711
Trust 2003-117, Cl. KS, 60.905%, 8/25/33(7)                     11,685,361         1,395,698
Trust 2003-33, Cl. SP, 55.691%, 5/25/33(7)                       1,701,821           222,461
Trust 2003-46, Cl. IH, 0%, 6/1/33(7,8)                           3,666,170           477,252
Trust 2003-89, Cl. XS, 63.305%, 11/25/32(7)                      2,181,864           141,003
Trust 2004-54, Cl. DS, 52.815%, 11/25/30(7)                        753,624           115,662
Trust 2005-19, Cl. SA, 74.967%, 3/25/35(7)                       8,981,180         1,014,597
Trust 2005-40, Cl. SA, 75.198%, 5/25/35(7)                       2,035,675           216,520
Trust 2005-6, Cl. SE, 87.762%, 2/25/35(7)                        2,623,604           268,907
Trust 2005-71, Cl. SA, 75.059%, 8/25/25(7)                       2,247,388           232,801
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(7)                      5,697,062           523,639
Trust 2005-87, Cl. SG, 68.083%, 10/25/35(7)                     10,523,677         1,014,735
Trust 2006-51, Cl. SA, 42.256%, 6/25/36(7)                      23,231,287         2,288,716
Trust 222, Cl. 2, 15.989%, 6/1/23(7)                             1,181,426           203,463
Trust 240, Cl. 2, 23.522%, 9/1/23(7)                             1,912,253           410,496
Trust 252, Cl. 2, 23.02%, 11/1/23(7)                               946,057           169,597
Trust 273, Cl. 2, 16.047%, 8/1/26(7)                               257,193            60,732
Trust 303, Cl. IO, 19.328%, 11/1/29(7)                             341,521            61,576
Trust 308, Cl. 2, 14.587%, 9/1/30(7)                               863,255           144,522
Trust 320, Cl. 2, 8.548%, 4/1/32(7)                              3,722,904           709,560
Trust 321, Cl. 2, 0.068%, 4/1/32(7)                              3,353,754           685,099
Trust 331, Cl. 9, 8.773%, 2/1/33(7)                              1,031,813           162,547
Trust 334, Cl. 17, 15.927%, 2/1/33(7)                              607,430            88,827
Trust 338, Cl. 2, 3.587%, 7/1/33(7)                                760,323           137,036
Trust 339, Cl. 12, 0%, 7/1/33(7,8)                               2,477,539           347,973
Trust 339, Cl. 7, 0%, 7/1/33(7,8)                                3,562,335           472,855
Trust 343, Cl. 13, 8.397%, 9/1/33(7)                             2,149,701           318,820
Trust 343, Cl. 18, 3.584%, 5/1/34(7)                               721,017            95,404
Trust 345, Cl. 9, 0%, 1/1/34(7,8)                                1,838,817           263,349
Trust 351, Cl. 10, 0%, 4/1/34(7,8,11)                              867,362           113,285
Trust 351, Cl. 8, 0.28%, 4/1/34(7)                               1,372,464           179,618
Trust 356, Cl. 10, 0%, 6/1/35(7,8)                               1,186,192           158,625
Trust 356, Cl. 12, 0%, 2/1/35(7,8)                                 603,007            70,678
Trust 362, Cl. 12, 0%, 8/1/35(7,8)                               3,303,541           482,058
Trust 362, Cl. 13, 0%, 8/1/35(7,8)                               1,813,255           263,644
Trust 364, Cl. 16, 0%, 9/1/35(7,8)                               2,534,329           369,056
Trust 365, Cl. 16, 10.001%, 3/1/36(7)                            7,357,369           990,761
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.225%,
9/25/23(9)                                                         447,295           396,657


                       6 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
                                                                             ---------------
                                                                             $   456,461,487
GNMA/GUARANTEED--1.7%
Government National Mortgage Assn.:
4.50%, 12/1/39(10)                                          $   27,225,000        27,999,225
8.50%, 8/1/17-12/15/17                                             109,304           119,573
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.706%, 1/16/27(7)                        813,075           125,548
Series 2002-15, Cl. SM, 70.204%, 2/16/32(7)                        768,604           116,917
Series 2002-41, Cl. GS, 61.14%, 6/16/32(7)                         440,292            91,616
Series 2002-76, Cl. SY, 77.737%, 12/16/26(7)                     2,047,654           328,610
Series 2004-11, Cl. SM, 58.22%, 1/17/30(7)                         663,170           115,314
Series 2006-47, Cl. SA, 78.027%, 8/16/36(7)                     12,395,566         1,303,881
                                                                             ---------------
                                                                                  30,200,684
NON-AGENCY--3.5%
COMMERCIAL--1.8%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM,
5.421%, 9/1/45                                                  10,720,000         9,146,857
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates, Series
2008-C7, Cl. AM, 6.095%, 12/1/49(5)                              4,850,000         3,628,536
Citigroup, Inc., Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A2B, 5.205%,
12/11/49                                                         3,140,000         3,158,349
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                            853,463           858,527
Series 2005-C4, Cl. AM, 5.334%, 11/1/45(5)                       2,310,000         1,944,324
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16            2,415,000         2,574,755
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37               3,103,446         2,419,680
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                        3,200,000         2,781,438
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                          520,000           530,495
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
Mtg. Pass-Through Certificates, Series 2006-C1, Cl.
A2, 5.084%, 2/11/31                                              3,345,000         3,364,260
Wachovia Bank Commercial Mortgage Trust 2007-C33,
Commercial Mtg. Pass-Through Certificates, Series
2007-C33, Cl. A4, 5.902%, 2/1/51(5)                              1,800,000         1,539,114
                                                                             ---------------
                                                                                  31,946,335
MULTIFAMILY--0.3%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through
Certificates, Series 2005-10, Cl. A3, 4.507%,
10/1/35(5)                                                       6,030,000         4,516,904


                       7 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
MULTIFAMILY CONTINUED
Wells Fargo Mortgage Backed Securities 2006-AR10
Trust, Mtg. Pass-Through Certificates, Series
2006-AR10, Cl. 5A1, 5.592%, 7/1/36(5)                       $      888,794   $       669,139
                                                                             ---------------
                                                                                   5,186,043
OTHER--0.3%
Greenwich Capital Commercial Mortgage 2007-GG9,
Commercial Mtg. Pass-Through Certificates, Series
2007-GG9, Cl. A4, 5.44%, 3/1/39                                  5,315,000         4,549,484
RESIDENTIAL--1.1%
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                           2,839,599         2,445,411
Countrywide Alternative Loan Trust 2005-J10, Mtg.
Pass-Through Certificates, Series 2005-J10, Cl. 1A17,
5.50%, 10/1/35                                                   7,840,000         6,107,981
CWALT Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates, Series 2005-21CB, Cl. A7,
5.50%, 6/1/35                                                    2,874,059         2,345,794
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                2,840,031         2,472,832
Structured Adjustable Rate Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2004-5, Cl. 3 A1,
3.81%, 5/1/34(5)                                                 4,023,203         3,462,473
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
Mtg. Pass-Through Certificates, Series 2004-R, Cl.
2A1, 3.005%, 9/1/34(5)                                           2,413,389         2,242,200
                                                                             ---------------
                                                                                  19,076,691
                                                                             ---------------
Total Mortgage-Backed Obligations (Cost $537,370,915)                            547,420,724
ASSET-BACKED SECURITIES--5.8%
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
0.716%, 5/25/34(5)                                               2,123,397         1,565,369
Babcock & Brown Air Funding Ltd., Asset-Backed
Certificates, Series 2007-1A, Cl. G1, 0.539%,
10/14/33(2,5)                                                   42,214,260        30,183,196
Bank of America Auto Trust, Automobile Asset-Backed
Certificates, Series 2009-2A, Cl. A4, 3.03%,
10/15/16(4)                                                      7,375,000         7,583,970
Bank of America Credit Card Trust, Credit Card
Asset-Backed Certificates, Series 2006-A16, Cl. A16,
4.72%, 5/15/13                                                   5,650,000         5,841,165
Blade Engine Securitization Ltd., Asset-Backed
Certificates, Series 2006-1A, Cl. B, 3.239%,
9/15/41(2,5)                                                    13,815,554         8,703,799
Chase Issuance Trust, Credit Card Asset-Backed
Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12             5,455,000         5,637,310
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15               430,000           420,890
CNH Equipment Trust, Asset-Backed Certificates, Series
2009-B, Cl. A3, 2.97%, 3/15/13                                   3,325,000         3,384,867
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.976%, 2/25/33(5)                           44,821            30,958
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(5)                       843,756           692,989
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(5)                       483,638           399,862


                       8 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
ASSET-BACKED SECURITIES CONTINUED
CWHEQ Home Equity Loan Trust, Home Equity Loan
Asset-Backed Certificates:
Series 2006-S2, Cl. A2, 5.627%, 7/1/27                      $    8,931,329   $     6,716,092
Series 2006-S5, Cl. A2, 5.681%, 6/1/35                          17,053,935         9,476,079
Ford Credit Auto Owner Trust, Automobile Receivables
Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                           1,665,000         1,677,410
Series 2009-E, Cl. A2, 0.8%, 3/15/12                             3,535,000         3,535,280
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle
Contract-Backed Nts., Series 2009-2, Cl. A2, 2%,
7/15/12                                                          4,210,000         4,243,296
Honda Auto Receivables 2009-3 Owner Trust, Automobile
Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%,
8/15/11(2)                                                       1,850,000         1,860,987
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2005-3,
Cl. A1, 0.505%, 1/20/35(5)                                         689,712           597,111
MBNA Credit Card Master Note Trust, Credit Card
Receivables:
Series 2003-C7, Cl. C7, 1.589%, 3/15/16(5)                       4,080,000         3,575,500
Series 2005-A6, Cl. A6, 4.50%, 1/15/13                           5,475,000         5,601,609
Option One Mortgage Loan Trust 2006-2, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.336%, 7/1/36(5)          1,229,064           923,649
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3, Cl. A2,
0.276%, 9/25/36(5)                                                 153,140           151,646
                                                                             ---------------
Total Asset-Backed Securities (Cost $96,303,939)                                 102,803,034
U.S. GOVERNMENT OBLIGATIONS--0.7%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14            6,265,000         6,382,826
Federal National Mortgage Assn. Nts., 3%, 9/16/14                4,945,000         5,141,188
                                                                             ---------------
Total U.S. Government Obligations (Cost $11,228,651)                              11,524,014
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--15.1%
CONSUMER DISCRETIONARY--1.5%
AUTOMOBILES--0.3%
Daimler Finance North America LLC, 6.50% Sr. Unsec.
Unsub. Nts., 11/15/13                                            1,425,000         1,575,121
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10        3,270,000         3,361,184
                                                                             ---------------
                                                                                   4,936,305
HOTELS, RESTAURANTS & LEISURE--0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(4)                                                       1,730,000         1,795,539
HOUSEHOLD DURABLES--0.1%
Fortune Brands, Inc., 3% Sr. Unsec. Unsub. Bonds, 6/1/12         1,767,000         1,771,366
LEISURE EQUIPMENT & PRODUCTS--0.1%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11                    1,610,000         1,702,441
MEDIA--0.7%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                       1,580,000         1,839,965
CCH I Holdings LLC, 9.92% Sr. Unsec. Nts., 4/1/14(12)           15,000,000           300,000
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                              920,000         1,203,627
DirecTV Holdings LLC/DirecTV Financing Co., Inc.:
5.875% Sr. Unsec. Unsub. Nts., 10/1/19(4)                        1,390,000         1,442,190
7.625% Sr. Unsec. Unsub. Nts., 5/15/16(2)                        1,275,000         1,375,568


                       9 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
MEDIA CONTINUED
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19              $    1,490,000   $     1,508,625
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40(2)           1,413,000         1,397,485
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                    1,180,000         1,386,671
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                            805,000           969,502
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                     951,000           997,773
                                                                             ---------------
                                                                                  12,421,406
SPECIALTY RETAIL--0.2%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts.,
12/16/36                                                         1,520,000         1,501,702
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11              2,120,000         2,287,953
                                                                             ---------------
                                                                                   3,789,655
CONSUMER STAPLES--1.9%
BEVERAGES--0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 1/15/19(4)                                          2,628,000         3,159,240
FOOD & STAPLES RETAILING--0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                   785,000         1,025,784
Supervalu, Inc., 7.50% Sr. Nts., 11/15/14                        1,610,000         1,638,175
                                                                             ---------------
                                                                                   2,663,959
FOOD PRODUCTS--1.3%
B&G Foods, Inc., 12% Sr. Unsec. Sub. Bonds, 10/30/16             2,189,377         2,263,359
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                            1,593,000         1,649,588
8.50% Sr. Unsec. Nts., 6/15/19                                     975,000         1,139,073
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14                                   5,000,000         4,925,000
8.875% Sr. Unsec. Unsub. Nts., 12/1/15                          10,000,000        10,200,000
Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts.,
8/1/39(4)                                                        1,265,000         1,469,790
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11            1,330,000         1,432,975
                                                                             ---------------
                                                                                  23,079,785
TOBACCO--0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18              2,910,000         3,608,499
ENERGY--2.0%
ENERGY EQUIPMENT & SERVICES--0.2%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19               1,960,000         2,180,500
Weatherford International, Inc., 6.625% Sr. Unsec.
Unsub. Nts., Series B, 11/15/11                                    296,000           320,077
                                                                             ---------------
                                                                                   2,500,577
OIL, GAS & CONSUMABLE FUELS--1.8%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36         1,420,000         1,497,616
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16         6,936,000         6,693,240
Duke Energy Field Services LLC, 7.875% Unsec. Nts.,
8/16/10                                                          1,320,000         1,379,387
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                    1,775,000         1,846,000
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub.
Bonds, 7/1/38                                                      662,000           746,014
Enterprise Products Operating LLP, 7.50% Sr. Unsec.
Unsub. Nts., 2/1/11                                              1,595,000         1,693,689


                      10 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
OIL, GAS & CONSUMABLE FUELS CONTINUED
Hess Corp., 6.65% Sr. Unsec. Unsub. Nts., 8/15/11           $      815,000   $       883,412
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                              2,960,000         3,123,756
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11         1,058,000         1,146,198
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts.,
2/1/19                                                           1,445,000         1,785,683
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37              1,665,000         1,669,858
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B,
3/15/13                                                          1,635,000         1,659,525
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35               800,000           793,030
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30(4)        1,181,000         1,166,728
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub.
Nts., 5/1/18                                                     1,925,000         2,112,185
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr.
Sec. Nts., 9/30/14(4)                                              845,000           891,767
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                130,000           137,236
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32            1,150,000         1,350,895
Woodside Finance Ltd., 4.50% Nts., 11/10/14(4)                   1,465,000         1,501,706
                                                                             ---------------
                                                                                  32,077,925
FINANCIALS--5.1%
CAPITAL MARKETS--1.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(4)                                                 1,490,000         1,526,213
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                          2,720,000         2,544,748
Goldman Sachs Group, Inc. (The), 6.75% Unsec. Sub. Nts.,
10/1/37                                                          5,000,000         5,169,115
Morgan Stanley:
2.373% Sr. Unsec. Nts., Series F, 5/14/10(5)                     5,000,000         5,035,820
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                    670,000           682,802
6.25% Sr. Unsec. Nts., 8/28/17                                   5,000,000         5,363,940
7.30% Sr. Unsec. Nts., 5/13/19                                   4,355,000         4,921,006
                                                                             ---------------
                                                                                  25,243,644
COMMERCIAL BANKS--0.7%
Barclays Bank plc, 6.278% Perpetual Bonds(2,13)                  3,810,000         2,876,550
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(5)          2,670,000         2,122,650
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15         1,885,000         1,985,646
Wachovia Corp., 5.625% Sub. Nts., 10/15/16                         755,000           793,056
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(13)                                                     5,260,000         4,904,950
                                                                             ---------------
                                                                                  12,682,852
CONSUMER FINANCE--0.3%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13        1,280,000         1,374,328
Capital One Capital IV, 8.875% Jr. Sub. Nts., 5/15/40            2,935,000         2,926,166
                                                                             ---------------
                                                                                   4,300,494
DIVERSIFIED FINANCIAL SERVICES--1.4%
Citigroup, Inc.:
6.125% Sub. Nts., 8/25/36                                        1,510,000         1,287,702
8.125% Sr. Unsec. Nts., 7/15/39                                  4,410,000         4,868,459
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(13)       11,585,000        11,364,352


                      11 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38    $    6,395,000   $     7,090,367
                                                                             ---------------
                                                                                  24,610,880
INSURANCE--1.1%
Axa SA, 6.379% Sub. Perpetual Bonds(4,13)                        2,340,000         1,912,950
Hartford Financial Services Group, Inc. (The):
5.375% Sr. Unsec. Nts., 3/15/17                                  1,480,000         1,459,589
6% Sr. Unsec. Nts., 1/15/19                                      1,985,000         1,978,644
Lincoln National Corp.:
7% Jr. Sub. Bonds, 5/17/66(5)                                    2,200,000         1,716,000
8.75% Sr. Unsec. Nts., 7/1/19                                    1,000,000         1,169,323
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts.,
9/15/10                                                          1,668,000         1,702,149
MetLife, Inc.:
6.40% Jr. Unsec. Sub. Bonds, 12/15/36(5)                           320,000           271,200
10.75% Jr. Sub. Nts., 8/1/39                                     5,000,000         6,016,785
Principal Life Global Funding I, 4.40% Sr. Sec. Nts.,
10/1/10(4)                                                       1,660,000         1,680,614
Prudential Holdings LLC, 8.695% Bonds, Series C,
12/18/23(4)                                                      1,485,000         1,663,133
                                                                             ---------------
                                                                                  19,570,387
REAL ESTATE INVESTMENT TRUSTS--0.2%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts.,
6/1/11                                                           1,664,000         1,741,371
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts.,
9/2/15(4)                                                        1,780,000         1,857,010
                                                                             ---------------
                                                                                   3,598,381
HEALTH CARE--0.3%
HEALTH CARE PROVIDERS & SERVICES--0.1%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11              1,360,000         1,412,151
LIFE SCIENCES TOOLS & SERVICES--0.1%
Fisher Scientific International, Inc., 6.125% Sr. Unsec.
Sub. Nts., 7/1/15                                                2,605,000         2,703,068
PHARMACEUTICALS--0.1%
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts.,
8/15/19                                                          1,695,000         1,804,490
INDUSTRIALS--1.2%
AEROSPACE & DEFENSE--0.4%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19(4)               1,650,000         1,837,650
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15          1,785,000         1,758,225
Meccanica Holdings USA, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 7/15/19(4)                           810,000           888,642
6.25% Sr. Nts., 1/15/40(4)                                         830,000           841,592
7.375% Sr. Unsec. Unsub. Nts., 7/15/39(4)                        1,345,000         1,556,554
                                                                             ---------------
                                                                                   6,882,663
COMMERCIAL SERVICES & SUPPLIES--0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec.
Debs., 9/15/35                                                   1,195,000         1,375,320
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts.,
8/15/11                                                          1,240,000         1,321,506
                                                                             ---------------
                                                                                   2,696,826
ELECTRICAL EQUIPMENT--0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                   1,753,000         1,877,616


                      12 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
INDUSTRIAL CONGLOMERATES--0.3%
General Electric Capital Corp., 5.875% Unsec. Unsub.
Nts., 1/14/38                                               $    1,095,000   $     1,021,043
Tyco International Ltd./Tyco International Finance SA,
6.875% Sr. Unsec. Unsub. Nts., 1/15/21                           3,005,000         3,495,650
                                                                             ---------------
                                                                                   4,516,693
MACHINERY--0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                      1,360,000         1,394,000
ROAD & RAIL--0.2%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19                        2,540,000         3,021,028
INFORMATION TECHNOLOGY--0.4%
COMMUNICATIONS EQUIPMENT--0.1%
Cisco Systems, Inc., 5.50% Sr. Unsec. Unsub. Nts.,
1/15/40                                                          1,762,000         1,760,800
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub.
Nts., 9/14/15                                                    2,744,000         2,900,496
SOFTWARE--0.1%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/1/19                 2,055,000         2,112,458
MATERIALS--0.8%
CHEMICALS--0.2%
Airgas, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/14                885,000           918,680
Terra Capital, Inc., 7.75% Sr. Nts., 11/1/19(4)                    645,000           686,925
Yara International ASA, 7.875% Nts., 6/11/19(4)                  1,495,000         1,761,889
                                                                             ---------------
                                                                                   3,367,494
CONTAINERS & PACKAGING--0.1%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                       1,790,000         1,843,700
METALS & MINING--0.5%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec.
Nts., 4/1/15                                                     2,615,000         2,807,613
Teck Resources Ltd., 9.75% Sr. Sec. Nts., 5/15/14                1,390,000         1,568,963
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39             1,755,000         1,824,451
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                            1,190,000         1,237,487
6% Sr. Unsec. Unsub. Nts., 10/15/15                              1,071,000         1,147,489
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37(4)               753,000           746,787
                                                                             ---------------
                                                                                   9,332,790
TELECOMMUNICATION SERVICES--1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                      1,980,000         2,066,407
British Telecommunications plc, 9.625% Bonds, 12/15/30           1,071,000         1,375,686
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13             1,635,000         1,614,563
Deutsche Telekom International Finance BV, 8.50% Unsub.
Nts., 6/15/10(5)                                                 1,356,000         1,409,378
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                     1,565,000         1,718,110
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub.
Nts., 10/1/10                                                    2,795,000         2,874,322
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10                 1,320,000         1,389,705
Telus Corp., 8% Nts., 6/1/11                                     2,160,000         2,366,649
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                          1,285,000         1,384,333


                      13 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16     $    1,390,000   $     1,407,375
                                                                             ---------------
                                                                                  17,606,528
WIRELESS TELECOMMUNICATION SERVICES--0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17               1,301,000         1,437,605
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11                645,000           713,916
                                                                             ---------------
                                                                                   2,151,521
UTILITIES--0.8%
ELECTRIC UTILITIES--0.2%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(4)         1,263,000         1,395,586
Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35                   1,015,000           976,185
                                                                             ---------------
                                                                                   2,371,771
ENERGY TRADERS--0.3%
Constellation Energy Group, Inc., 7.60% Unsec. Nts.,
4/1/32                                                           1,675,000         1,875,992
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16                        1,625,000         1,620,938
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts.,
1/15/15                                                          2,119,000         2,372,958
                                                                             ---------------
                                                                                   5,869,888
MULTI-UTILITIES--0.3%
CMS Energy Corp., 6.55% Sr. Unsec. Unsub. Nts., 7/17/17          1,385,000         1,357,671
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10         1,355,000         1,425,690
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                                      825,000           921,602
9.80% Sr. Unsec. Nts., 2/15/19                                   1,435,000         1,867,506
                                                                             ---------------
                                                                                   5,572,469
                                                                             ---------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $260,571,547)                                                              264,711,785
CONVERTIBLE CORPORATE BONDS AND NOTES--13.7%
CONSUMER DISCRETIONARY--1.6%
LEISURE EQUIPMENT & PRODUCTS--0.1%
Smith & Wesson Holding Corp., 4% Cv. Sr. Unsec. Nts.,
12/15/26                                                         1,500,000         1,419,375
MEDIA--0.7%
Liberty Media Corp., 3.125% Cv. Sr. Unsec. Unsub. Debs.,
3/30/23                                                          5,000,000         5,018,750
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec.
Debs., 3/15/31 (exchangeable for Viacom, Inc., Cl. B
common stock or cash based on the value thereof)                13,500,000         7,880,625
                                                                             ---------------
                                                                                  12,899,375
SPECIALTY RETAIL--0.8%
CSK Auto, Inc., 6.75% Cv. Sr. Unsec. Nts., 12/15/25(2,5)        11,000,000        13,233,220
CONSUMER STAPLES--1.2%
FOOD & STAPLES RETAILING--1.1%
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12              23,000,000        19,348,750
FOOD PRODUCTS--0.1%
Chiquita Brands International, Inc., 4.25% Cv. Sr.
Unsec. Unsub. Nts., 8/15/16                                      2,000,000         2,030,000
ENERGY--2.2%
ENERGY EQUIPMENT & SERVICES--0.8%
SESI LLC, 1.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/26(5)          3,000,000         2,711,250


                      14 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
ENERGY EQUIPMENT & SERVICES CONTINUED
Transocean, Inc., 1.50% Cv. Sr. Unsec. Unsub. Nts.,
Series B, 12/15/37                                          $   12,000,000   $    11,910,000
                                                                             ---------------
                                                                                  14,621,250
OIL, GAS & CONSUMABLE FUELS--1.3%
Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts.,
6/1/28                                                          14,500,000        12,325,000
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs.,
12/15/66                                                         6,000,000         5,910,000
Pioneer Natural Resources Co., 2.875% Cv. Sr. Unsec.
Nts., 1/15/38                                                    5,000,000         5,112,500
                                                                             ---------------
                                                                                  23,347,500
FINANCIALS--1.1%
COMMERCIAL BANKS--1.1%
National City Corp., 4% Cv. Sr. Unsec. Nts., 2/1/11             19,500,000        19,743,750
HEALTH CARE--1.9%
BIOTECHNOLOGY--0.5%
Amylin Pharmaceuticals, Inc., 2.50% Cv. Sr. Unsec. Nts.,
4/15/11                                                         10,103,000         9,610,479
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37(5)       12,000,000         9,780,000
HEALTH CARE PROVIDERS & SERVICES--0.5%
LifePoint Hospitals, Inc.:
3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25                          4,000,000         3,635,000
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14                          5,000,000         4,493,750
                                                                             ---------------
                                                                                   8,128,750
PHARMACEUTICALS--0.3%
Biovail Corp., 5.375% Cv. Sr. Unsec. Nts., 8/1/14(4)             2,100,000         2,485,875
Medicis Pharmaceutical Corp., 2.50% Cv. Sr. Unsec. Nts.,
6/4/32                                                           3,500,000         3,456,250
                                                                             ---------------
                                                                                   5,942,125
INDUSTRIALS--1.0%
COMMERCIAL SERVICES & SUPPLIES--0.3%
Covanta Holding Corp., 1% Cv. Unsec. Debs., 2/1/27               5,000,000         4,612,500
ELECTRICAL EQUIPMENT--0.3%
General Cable Corp.:
1% Cv. Sr. Nts., 10/15/12(4)                                     4,000,000         3,715,000
1% Cv. Sr. Unsec. Unsub. Nts., 10/15/12                          1,000,000           928,750
                                                                             ---------------
                                                                                   4,643,750
MACHINERY--0.3%
Navistar International Corp., 3% Cv. Sr. Sub. Nts.,
10/15/14                                                         6,050,000         5,732,375
SystemOne Technologies, Inc.:
2.888% Cv. Sub. Nts., 12/31/06(1,2,12,14)                        5,010,702            50,107
8.25% Cv. Sub. Nts., 12/31/06(1,2,12,14)                         4,093,771            40,938
                                                                             ---------------
                                                                                   5,823,420
TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals North America, Inc., 1.875% Cv. Sr.
Unsec. Sub. Nts., 10/15/23                                       2,300,000         2,248,250


                      15 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                            --------------   ---------------
CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
INFORMATION TECHNOLOGY--3.5%
COMMUNICATIONS EQUIPMENT--1.2%
Lucent Technologies, Inc.:
2.875% Cv. Sr. Unsec. Debs., Series A, 6/15/23              $    3,000,000   $     2,981,250
2.875% Cv. Sr. Unsec. Debs., Series B, 6/15/25                  22,210,000        18,656,400
                                                                             ---------------
                                                                                  21,637,650
IT SERVICES--0.2%
VeriFone Holdings, Inc., 1.375% Cv. Sr. Unsec. Nts.,
6/15/12                                                          4,000,000         3,445,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Advanced Micro Devices, Inc.:
5.75% Cv. Sr. Unsec. Nts., 8/15/12                              20,000,000        19,675,000
6% Cv. Sr. Unsec. Nts., 5/1/15                                  11,700,000        10,325,250
Teradyne, Inc., 4.50% Cv. Sr. Unsec. Nts., 3/15/14               4,000,000         7,190,000
                                                                             ---------------
                                                                                  37,190,250
TELECOMMUNICATION SERVICES--1.2%
WIRELESS TELECOMMUNICATION SERVICES--1.2%
NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts., 6/15/12         22,750,000        20,674,063
                                                                             ---------------
Total Convertible Corporate Bonds and Notes
(Cost $228,588,650)                                                              240,379,457
STRUCTURED SECURITIES--0.5%
Barclays Bank plc, Celanese Corp. Cv. Yield Enhanced
Equity Linked Debt Securities, 5.75%, 4/27/10
(Cost $9,000,016)                                                  335,446         9,620,591
EVENT-LINKED BONDS--0.7%
Calabash Re II Ltd. Catastrophe Linked Nts., Series
A1, 8.699%, 1/8/10(4,5)                                          3,000,000         3,016,379
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1,
Cl. A, 7.478%, 4/6/12(4,5)                                       1,923,000         2,929,198
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.181%,
8/10/11(4,5)                                                     2,000,000         1,994,800
Fremantle Ltd. Catastrophe Linked Nts., Cl. B, 2.292%,
6/28/10(4,5)                                                     1,000,000           992,500
Midori Ltd. Catastrophe Linked Nts., 3.034%,
10/24/12(4,5)                                                    3,000,000         2,923,200
                                                                             ---------------
Total Event-Linked Bonds (Cost $11,577,913)                                       11,856,077

                             EXPIRATION    STRIKE
                                DATE        PRICE    CONTRACTS
                             ----------   --------   ---------
OPTIONS PURCHASED--0.2%
JPMorgan Chase & Co.
Call(1)                       12/21/09    $  39.00     2,600     1,001,000
New York Community Bancorp
Put(1)                         1/18/10       12.50     1,800       171,000
Standard and Poor's 500
Index (The) Put(1)             3/22/10     1025.00       643     2,121,900
                                                                 ---------
Total Options Purchased
(Cost $3,942,989)                                                3,293,900

                                                                SHARES
                                                            --------------
INVESTMENT COMPANY--17.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.31%(15,16) (Cost $302,906,998)                               302,906,998       302,906,998


                      16 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

                                                                                  VALUE
                                                                             ---------------
TOTAL INVESTMENTS, AT VALUE (COST $1,937,804,173)                    116.0%  $ 2,037,901,838
Liabilities in Excess of Other Assets                                (16.0)     (281,822,809)
                                                            --------------   ---------------
Net Assets                                                           100.0%  $ 1,756,079,029
                                                            ==============   ===============

Footnotes to Statement of Investments

(1.)  Non-income producing security.

(2.) Illiquid security. The aggregate value of illiquid securities as of November 30, 2009 was $71,348,633, which represents 4.06% of the Fund's net assets. See accompanying Notes.

(3.) A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $64,278,427 or 3.66% of the Fund's net assets as of November 30, 2009.

(5.) Represents the current interest rate for a variable or increasing rate security.

(6.) A sufficient amount of liquid assets has been designated to cover outstanding swaptions. See accompanying Notes.

(7.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $26,470,759 or 1.51% of the Fund's net assets as of November 30, 2009.

(8.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(9.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $539,204 or 0.03% of the Fund's net assets as of November 30, 2009.

(10.) When-issued security or delayed delivery to be delivered and settled after November 30, 2009. See accompanying Notes.

(11.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $2,398,273. See accompanying Notes.

(12.) Issue is in default. See accompanying Notes.

(13.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(14.) Interest or dividend is paid-in-kind, when applicable.

(15.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES          GROSS         GROSS           SHARES
                                                    AUGUST 31, 2009    ADDITIONS     REDUCTIONS   NOVEMBER 30, 2009
                                                    ---------------   -----------   -----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E    365,623,670     142,987,483   205,704,155      302,906,998

                                                                 VALUE            INCOME
                                                            --------------   ---------------
Oppenheimer Institutional Money Market Fund, Cl. E          $  302,906,998   $       221,614

(16.) Rate shown is the 7-day yield as of November 30, 2009.


                      17 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of November 30, 2009 based on valuation input level:

                                                          LEVEL 2--         LEVEL 3--
                                        LEVEL 1--           OTHER         SIGNIFICANT
                                        UNADJUSTED       SIGNIFICANT      UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                      -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary              $ 52,110,842    $           --      $        --   $   52,110,842
   Consumer Staples                      66,754,100                --               --       66,754,100
   Energy                                47,687,264                --               --       47,687,264
   Financials                            71,614,115         7,500,000               --       79,114,115
   Health Care                           51,589,256                --               --       51,589,256
   Industrials                           53,899,393                --               --       53,899,393
   Information Technology                60,991,550                --               --       60,991,550
   Materials                             30,997,623                --               --       30,997,623
   Telecommunication Services            27,421,150                --               --       27,421,150
   Utilities                             29,192,355                --               --       29,192,355
Preferred Stocks                         12,917,260        30,710,350               --       43,627,610
Mortgage-Backed Obligations                      --       547,420,724               --      547,420,724
Asset-Backed Securities                          --        72,619,838       30,183,196      102,803,034
U.S. Government Obligations                      --        11,524,014               --       11,524,014
Non-Convertible Corporate Bonds and
   Notes                                         --       264,711,785               --      264,711,785
Convertible Corporate Bonds and
   Notes                                         --       240,288,412           91,045      240,379,457
Structured Securities                            --         9,620,591               --        9,620,591
Event-Linked Bonds                               --        11,856,077               --       11,856,077
Options Purchased                         3,293,900                --               --        3,293,900
Investment Company                      302,906,998                --               --      302,906,998
                                       ------------    --------------      -----------   --------------
Total Investments, at Value             811,375,806     1,196,251,791       30,274,241    2,037,901,838
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                      --         8,099,271               --        8,099,271
Depreciated swaps, at  value                     --            43,195               --           43,195
Futures margins                              83,481                --               --           83,481
                                       ------------    --------------      -----------   --------------
Total Assets                           $811,459,287    $1,204,394,257      $30,274,241   $2,046,127,785
                                       ------------    --------------      -----------   --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value            $         --    $   (1,796,071)     $        --   $   (1,796,071)
Options written, at value                  (174,200)               --               --         (174,200)
Futures margins                            (235,006)               --               --         (235,006)


                      18 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

Depreciated swaptions written, at
   value                                         --        (3,055,072)              --       (3,055,072)
                                       ------------    --------------      -----------   --------------
TOTAL LIABILITIES                      $   (409,206)   $   (4,851,143)     $        --   $   (5,260,349)
                                       ------------    --------------      -----------   --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF NOVEMBER 30, 2009 ARE AS FOLLOWS:

                                                                                  UNREALIZED
                                        NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE          VALUE      (DEPRECIATION)
--------------------         --------   ---------   ----------   ------------   --------------
U.S. Treasury Long Bonds        Buy        190        3/22/10    $ 23,316,563     $  466,024
U.S. Treasury Nts., 2 yr.      Sell        338        3/31/10      73,647,032       (139,177)
U.S. Treasury Nts., 5 yr.      Sell        675        3/31/10      79,154,297       (625,610)
U.S. Treasury Nts., 10 yr.      Buy        982        3/22/10     117,778,625      1,401,494
                                                                                  ----------
                                                                                  $1,102,731
                                                                                  ==========

WRITTEN OPTIONS AS OF NOVEMBER 30, 2009 ARE AS FOLLOWS:

                              NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS
DESCRIPTION            TYPE   CONTRACTS     PRICE       DATE      RECEIVED     VALUE
-----------            ----   ---------   --------   ----------   --------   ---------
JPMorgan Chase & Co.   Call     1,300      $45.00     12/21/09    $198,895   $ (45,500)
JPMorgan Chase & Co.   Call     1,300       43.00     12/21/09     275,593    (128,700)
                                                                  --------   ---------
                                                                  $474,488   $(174,200)
                                                                  ========   =========

CREDIT DEFAULT SWAP CONTRACTS AS OF NOVEMBER 30, 2009 ARE AS FOLLOWS:

                                                            PAY/                    UPFRONT
                                   BUY/SELL    NOTIONAL   RECEIVE                   PAYMENT                      UNREALIZED
REFERENCE ENTITY/                   CREDIT      AMOUNT     FIXED    TERMINATION    RECEIVED/                    APPRECIATION
SWAP COUNTERPARTY                 PROTECTION    (000'S)     RATE        DATE         (PAID)        VALUE       (DEPRECIATION)
-----------------                 ----------   --------   -------   -----------   -----------   ------------   --------------
ERSTE GROUP BANK AG
Goldman Sachs International            Buy      $10,000     3.60%     6/20/14     $        --   $(1,044,414)    $(1,044,414)
                                                -------                           -----------   -----------     -----------
                                     Total       10,000                                    --    (1,044,414)     (1,044,414)
MARKIT CMBX AJ, SERIES 1
Goldman Sachs International            Buy       15,000     0.35     10/12/52      (6,108,125)    8,099,271       1,991,146
                                                -------                           -----------   -----------     -----------
                                     Total       15,000                            (6,108,125)    8,099,271       1,991,146
MARRIOTT INTERNATIONAL, INC.
Goldman Sachs International            Buy        5,000     1.00      6/20/14        (154,291)       (9,803)       (164,094)
                                                -------                           -----------   -----------     -----------
                                     Total        5,000                              (154,291)       (9,803)       (164,094)
NORDSTROM, INC.
Goldman Sachs International            Buy        5,000     1.00      6/20/14        (217,805)       43,195        (174,610)
                                                -------                           -----------   -----------     -----------
                                     Total        5,000                              (217,805)       43,195        (174,610)
STARWOOD HOTELS & RESORTS (ITT)
Goldman Sachs International            Buy        5,000     5.00      9/20/14         290,566      (627,967)       (337,401)
                                                -------                           -----------   -----------     -----------
                                     Total        5,000                               290,566      (627,967)       (337,401)
VALE INCO LTD.:


                      19 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

Morgan Stanley & Co.
   International Ltd.                  Buy        1,605     0.70      3/20/17              --       (45,177)        (45,177)
Morgan Stanley & Co.
   International Ltd.                  Buy        1,615     0.63      3/20/17              --       (37,670)        (37,670)
                                                -------                           -----------   -----------     -----------
                                     Total        3,220                                    --       (82,847)        (82,847)
VALE OVERSEAS:
Morgan Stanley & Co.
   International Ltd.                 Sell        1,605     1.17      3/20/17              --       (11,821)        (11,821)
Morgan Stanley & Co.
   International Ltd.                 Sell        1,615     1.10      3/20/17              --       (19,219)        (19,219)
                                                -------                           -----------   -----------     -----------
                                    Total         3,220                                    --       (31,040)        (31,040)
                                                                                  -----------   -----------     -----------
   Grand Total Buys                                                                (6,189,655)    6,377,435         187,780
   Grand Total Sells                                                                       --       (31,040)        (31,040)
                                                                                  -----------   -----------     -----------
Total Credit Default Swaps                                                        $(6,189,655)  $ 6,346,395     $   156,740
                                                                                  ===========   ===========     ===========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                     TOTAL MAXIMUM POTENTIAL                             REFERENCE
TYPE OF REFERENCE ASSET ON WHICH   PAYMENTS FOR SELLING CREDIT                         ASSET RATING
THE FUND SOLD PROTECTION            PROTECTION (UNDISCOUNTED)    AMOUNT RECOVERABLE*      RANGE**
--------------------------------   ---------------------------   -------------------   ------------
Investment Grade Single Name
   Corporate Debt                           $3,220,000                   $--               BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

SWAP SUMMARY AS OF NOVEMBER 30, 2009 IS AS FOLLOWS:

The following table aggregates, as of period , the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                                 NOTIONAL
                                              SWAP TYPE FROM      AMOUNT
SWAP COUNTERPARTY                            FUND PERSPECTIVE     (000'S)      VALUE
-----------------                          -------------------   --------   ----------
Goldman Sachs International                Credit Default Buy
                                           Protection             $40,000   $6,460,282
Morgan Stanley & Co. International Ltd.:
                                           Credit Default Buy
                                           Protection               3,220      (82,847)
                                           Credit Default Sell
                                           Protection               3,220      (31,040)
                                                                            ----------
                                                                              (113,887)
                                                                            ----------
   Total Swaps                                                              $6,346,395
                                                                            ==========

AS OF NOVEMBER 30, 2009, THE FUND HAD ENTERED INTO THE FOLLOWING WRITTEN SWAPTION CONTRACTS:

                          UNDERLYING SWAP
                                TYPE        NOTIONAL
REFERENCE                    FROM FUND       AMOUNT    STRIKE   EXPIRATION     PREMIUM                   UNREALIZED
ENTITY                      PERSPECTIVE      (000'S)    RATE       DATE       RECEIVED        VALUE     DEPRECIATION
---------                 ---------------   --------   ------   ----------   ----------   -----------   ------------
CDX North America
Investment Grade Index,    Credit Default
Series 13                 Sell Protection   $250,000     1.20%     3/20/10   $1,150,000   $(1,527,536)   $(377,536)
CDX North America
Investment Grade Index,    Credit Default
Series 13                 Sell Protection    250,000     1.20      3/22/10    1,225,000    (1,527,536)    (302,536)
                                                                             ----------   -----------    ---------
                                                                             $2,375,000   $(3,055,072)   $(680,072)
                                                                             ==========   ===========    =========


                      20 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged,


                      21 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities             $329,211,410
Sold securities                    30,578,027

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.


                      22 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of November 30, 2009 is as follows:

Cost                                $21,735,385
Market Value                        $   391,045
Market Value as a % of Net Assets          0.02%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In


                      23 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

     addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $11,436,366, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $6,524,910 as of November 30, 2009 In addition, the Fund may require that certain counterparties post cash and/or securities in collaterial accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of November 30, 2009 the Fund has required certain counterparties to post collateral of $6,332,203.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund, Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of November 30, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $113,887 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of November 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the Counterparty. Cash posted as collateral for these contracts is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral are reported on the Statement of Investments.


                      24 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.


                      25 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended November 30, 2009 was as follows:

                                 CALL OPTIONS            PUT OPTIONS
                            ---------------------   ---------------------
                            NUMBER OF   AMOUNT OF   NUMBER OF   AMOUNT OF
                            CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
                            ---------   ---------   ---------   ---------
Options outstanding as of
   August 31, 2009            2,600     $474,488      1,300     $ 535,586
Options closed or expired        --           --     (1,300)     (535,586)
                              -----     --------     ------     ---------
Options outstanding as of
   November 30, 2009          2,600     $474,488         --     $      --
                              =====     ========     ======     =========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.


                      26 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

SWAPTION TRANSACTIONS. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption


                      27 | OPPENHEIMER CAPITAL INCOME FUND

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS NOVEMBER 30, 2009 / UNAUDITED

contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

Written swaption activity for the period ended November 30, 2009 was as follows:

                                    CALL SWAPTIONS
                              -------------------------
                                NOTIONAL      AMOUNT OF
                                 AMOUNT       PREMIUMS
                              ------------   ----------
Swaptions outstanding as of
   August 31, 2009            $         --   $       --
Swaptions written              500,000,000    2,375,000
                              ------------   ----------
Swaptions outstanding as of
   November 30, 2009          $500,000,000   $2,375,000
                              ============   ==========

ILLIQUID SECURITIES

As of November 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,947,810,284
Federal tax cost of other investments       (9,468,695)
                                        --------------
Total federal tax cost                  $1,938,341,589
                                        ==============
Gross unrealized appreciation           $  166,619,171
Gross unrealized depreciation              (75,647,940)
                                        --------------
Net unrealized appreciation             $   90,971,231
                                        ==============


                      28 | OPPENHEIMER CAPITAL INCOME FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund


By: /s/ William F. Glavin
    ---------------------------------
    William F. Glavin
    Principal Executive Officer

Date: 01/06/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin
    ---------------------------------
    William F. Glavin
    Principal Executive Officer

Date: 01/06/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 01/06/2010